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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 29, 2010

                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


         MISSOURI                   0-20600                   43-1311101
     (State or other           (Commission File            (I.R.S. Employer
     jurisdiction of                 Number)                Identification
      organization)                                             Number)


     3101 MCKELVEY ROAD
     ST. LOUIS, MISSOURI                                         63044
     (Address of principal executive offices)                 (Zip Code)

                                (314) 291-5110
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 29, 2010, Zoltek Companies, Inc. (the "Registrant") issued a press release announcing its financial results for the quarter and fiscal year ended September 30, 2010. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. The information in this Item 2.02 of Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial statements of businesses acquired. Not applicable.
          -------------------------------------------

      (b) Pro forma financial information. Not applicable.
          -------------------------------

      (c) Exhibits. See Exhibit Index.
          --------


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 1, 2010

                                            ZOLTEK COMPANIES, INC.



                                            By  /s/ Zsolt Rumy
                                                -----------------------
                                                Zsolt Rumy
                                                Chief Executive Officer



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                                 EXHIBIT INDEX

Exhibit
Number                           Description
------                           -----------

99.1       Press Release, dated November 29, 2010.


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
                                   ZOLTEK COMPANIES, INC.
                                  SUMMARY FINANCIAL RESULTS
                   (Amounts in thousands, except share and per share data)
                                         (Unaudited)

                                                                     Fiscal Year Ended
                                                                       September 30,
                                                                 --------------------------
                                                                     2010           2009
                                                                 --------------------------
Net sales                                                          $128,464       $138,756
Cost of sales, excluding available unused capacity costs            102,350        100,744
Available unused capacity costs                                      12,822          7,352
                                                                 --------------------------
    Gross profit                                                     13,292         30,660
Application and development costs                                     8,207          7,589
Litigation charge                                                         -            238
Selling, general and administrative expenses                         15,649         19,438
                                                                 --------------------------
OPERATING (LOSS) INCOME                                             (10,564)         3,395
Interest income                                                          55            350
Gain on foreign currency transactions                                 1,938          2,161
Other expense, net                                                     (678)        (1,228)
Gain on derivative liabilities                                        1,753              -
Interest expense, excluding amortization of financing fees
 and debt discount                                                     (395)        (1,411)
Amortization of financing fees and debt discount                       (289)        (5,364)
                                                                 --------------------------
    LOSS BEFORE INCOME TAXES                                         (8,180)        (2,097)
Income tax (benefit) expense                                         (1,841)         2,105
                                                                 --------------------------
NET LOSS                                                            ($6,339)       ($4,202)
                                                                 ==========================

Basic and diluted loss per share                                     ($0.18)        ($0.12)

Weighted average common shares outstanding - basic                   34,411         34,402

Weighted average common shares outstanding - diluted                 34,411         34,402

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
                                   ZOLTEK COMPANIES, INC.
                                 SUMMARY FINANCIAL RESULTS
                  (Amounts in thousands, except share and per share data)
                                        (Unaudited)

                                                                      Three Months Ended
                                                                        September 30,
                                                                   ------------------------
                                                                      2010           2009
                                                                   ------------------------
Net sales                                                           $31,120        $33,815
Cost of sales, excluding available unused capacity costs             25,574         25,724
Available unused capacity costs                                       2,308          2,970
                                                                   ------------------------
    Gross profit                                                      3,238          5,121
Application and development costs                                     2,178          2,076
Selling, general and administrative expenses                          2,950          4,950
OPERATING (LOSS) INCOME                                              (1,890)        (1,905)
Interest income                                                          38              7
Gain on foreign currency transactions                                 2,335             69
Other expense, net                                                     (202)          (819)
Loss on derivative liabilities                                         (117)             0
Interest expense, excluding amortization of financing fees
 and debt discount                                                      (48)          (161)
Amortization of financing fees and debt discount                          0           (670)
                                                                   ------------------------
    (LOSS) INCOME BEFORE INCOME TAXES                                   116         (3,479)
Income tax expense (benefit)                                            542            302
                                                                   ------------------------
NET LOSS                                                              ($426)       ($3,781)
                                                                   ========================

Basic and diluted loss per share                                     ($0.01)        ($0.11)

Weighted average common shares outstanding - basic                   34,396         34,400

Weighted average common shares outstanding - diluted                 34,396         34,400

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
                                        ZOLTEK COMPANIES, INC.
                                      CONSOLIDATED BALANCE SHEET
                        (Amounts in thousands, except share and per share data)
                                              (Unaudited)

                                                                                  September 30,
                                                                             2010              2009
                                                                         ------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Current assets:
     Cash and cash equivalents                                            $  21,534          $  20,943
     Accounts receivable, less allowance for doubtful
       accounts of $178 and $2,356, respectively                             22,816             30,507
     Inventories, net                                                        38,002             48,058
     VAT receivable                                                           5,703              4,109
     Other current assets                                                     2,251              5,991
                                                                         ------------------------------
          Total current assets                                               90,306            109,608
Property and equipment, net                                                 231,661            256,910
Other assets                                                                    173                327
                                                                         ------------------------------
          Total assets                                                    $ 322,140          $ 366,845
                                                                         ==============================

LIABILITIES AND SHAREHOLDERS' EQUITY
-------------------------------------------------------------------------------------------------------
Current liabilities:
     Borrowings under credit lines                                        $       -          $  12,277
     Current maturities of long-term debt                                       981              4,159
     Trade accounts payable                                                   8,865              9,408
     Accrued expenses and other liabilities                                   7,583              6,845
     Construction payables                                                      905                792
                                                                         ------------------------------
          Total current liabilities                                          18,334             33,481
Long-term debt, less current maturities                                           -                981
Hungarian grant, long-term                                                    9,020             10,228
Deferred tax liabilities                                                        792              6,690
Derivative liabilities                                                        1,296                  -
                                                                         ------------------------------
          Total liabilities                                                  29,442             51,380
                                                                         ------------------------------
Commitments and contingencies
Shareholders' equity:
     Preferred stock, $.01 par value, 1,000,000 shares authorized,
       no shares issued and outstanding                                           -                  -
     Common stock, $.01 par value, 50,000,000 shares authorized,
       34,389,442 and 34,424,441 shares issued and outstanding at
       September 30, 2010 and 2009, respectively                                344                344
     Additional paid-in capital                                             480,302            494,311
     Accumulated other comprehensive loss                                   (33,381)           (18,405)
     Accumulated deficit                                                   (154,567)          (160,785)
                                                                         ------------------------------
          Total shareholders' equity                                        292,698            315,465
                                                                         ------------------------------
          Total liabilities and shareholders' equity                      $ 322,140          $ 366,845
                                                                         ==============================

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
                                                   ZOLTEK COMPANIES, INC.
                                                 OPERATING SEGMENTS SUMMARY
                                                   (Amounts in thousands)
                                                        (Unaudited)

                                                                         THREE MONTHS ENDED SEPTEMBER 30, 2010
                                                            ----------------------------------------------------------------
                                                                     CARBON         TECHNICAL      CORPORATE/
                                                                     FIBERS          FIBERS           OTHER           TOTAL
                                                            ----------------------------------------------------------------
Net sales                                                           $24,534          $6,127         $   459         $31,120
Cost of sales, excluding available unused
  capacity costs                                                     20,728           4,644             202          25,574
Available unused capacity costs                                       2,525            (217)              -           2,308
Gross profit                                                          1,281           1,700             257           3,238
Operating income (loss)                                                (632)          1,546          (2,804)         (1,890)
Depreciation                                                          3,680             326             108           4,114
Capital expenditures                                                  1,209              99             224           1,532

                                                                         THREE MONTHS ENDED SEPTEMBER 30, 2009
                                                            ----------------------------------------------------------------
                                                                     CARBON         TECHNICAL      CORPORATE/
                                                                     FIBERS          FIBERS          OTHER           TOTAL
                                                            ----------------------------------------------------------------
Net sales                                                           $28,707          $4,589         $   519         $33,815
Cost of sales, excluding available unused
  capacity costs                                                     21,189           4,048             487          25,724
Available unused capacity costs                                       2,810             160               -           2,970
Gross profit                                                          4,708             381              32           5,121
Operating income (loss)                                                 668             877          (3,450)         (1,905)
Depreciation                                                          3,567             445             345           4,357
Capital expenditures                                                    246              58             427             731

                                                                         FISCAL YEAR ENDED SEPTEMBER 30, 2010
                                                            ----------------------------------------------------------------
                                                                    CARBON         TECHNICAL       CORPORATE/
                                                                    FIBERS          FIBERS           OTHER           TOTAL
                                                            ----------------------------------------------------------------
Net sales                                                          $103,390         $23,301        $  1,773        $128,464
Cost of sales, excluding available unused
  capacity costs                                                     83,021          18,113           1,216         102,350
Available unused capacity costs                                      11,874             948               -          12,822
Gross profit                                                          8,495           4,240             557          13,292
Operating income (loss)                                                 312           3,403         (14,279)        (10,564)
Depreciation                                                         13,762           1,567           1,132          16,461
Capital expenditures                                                  3,175             627             608           4,410

                                                                         FISCAL YEAR ENDED SEPTEMBER 30, 2009
                                                            ----------------------------------------------------------------
                                                                    CARBON         TECHNICAL       CORPORATE/
                                                                    FIBERS          FIBERS           OTHER           TOTAL
                                                            ----------------------------------------------------------------
Net sales                                                          $115,348         $20,996        $  2,412        $138,756
Cost of sales, excluding available unused
  capacity costs                                                     82,274          16,411           2,059         100,744
Available unused capacity costs                                       6,404             948               -           7,352
Gross profit                                                         26,670           3,637             353          30,660
Operating income (loss)                                              14,186           2,307         (13,098)          3,395
Depreciation                                                         13,490           1,667           1,194          16,351
Capital expenditures                                                 14,983             642             581          16,206

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